Document and Entity Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	HeartWare International, Inc.	HeartWare International, Inc.
Entity Central Index Key	0001389072	0001389072
Document Type	S-4	S-4
Document Period End Date	Mar 31, 2012	Dec 31, 2011
Amendment Flag	true	true
Amendment Description	Amendment no. 1	Amendment no. 1
Entity Filer Category	Accelerated Filer	Accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 74,396	$ 71,257	$ 192,148
Short-term investments, net	70,059	91,925	21,330
Accounts receivable, net	18,601	14,953	19,053
Inventories, net	35,061	32,005	15,077
Prepaid expenses and other current assets	4,802	4,507	2,406
Total current assets	202,919	214,647	250,014
Property, plant and equipment, net	18,896	18,325	7,484
Long-term investments, net			4,006
Other intangible assets, net	2,039	2,014	1,596
Deferred financing costs, net	2,575	2,653	2,939
Other assets	3,546	3,093	1,538
Total assets	229,975	240,732	267,577
Current liabilities:
Accounts payable	7,297	5,025	3,890
Other accrued liabilities	12,628	12,436	7,001
Total current liabilities	19,925	17,461	10,891
Convertible senior notes, net	95,719	94,277	88,922
Other long-term liabilities	2,374	2,210
Commitments and contingencies
Stockholders' equity:
Preferred stock, value
Common stock, value	14	14	14
Additional paid-in capital	320,854	316,748	302,533
Accumulated deficit	(201,169)	(182,324)	(127,269)
Accumulated other comprehensive loss:
Cumulative translation adjustments	(7,733)	(7,631)	(7,548)
Unrealized gain (loss) on investments	(9)	(23)	34
Total accumulated other comprehensive loss	(7,742)	(7,654)	(7,514)
Total stockholders' equity	111,957	126,784	167,764
Total liabilities and stockholders' equity	$ 229,975	$ 240,732	$ 267,577

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000	5,000	5,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	25,000	25,000	25,000
Common stock, shares issued	14,135	14,114	13,879
Common stock, shares outstanding	14,135	14,114	13,879

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Statements of Operations [Abstract]
Revenue, net	$ 26,346	$ 17,975	$ 82,764	$ 55,164	$ 24,172
Cost of revenue	10,828	7,596	32,932	24,441	13,211
Gross profit	15,518	10,379	49,832	30,723	10,961
Operating expenses:
Selling, general and administrative	12,716	8,664	42,314	26,642	16,444
Research and development	20,007	9,300	50,149	33,108	15,067
Total operating expenses	32,723	17,964	92,463	59,750	31,511
Loss from operations	(17,205)	(7,585)	(42,631)	(29,027)	(20,550)
Other income (expense):
Foreign exchange gain (loss)	1,085	592	(2,283)	(503)	(285)
Interest expense	(2,777)	(2,605)	(10,673)	(431)	(820)
Investment income, net	112	167	532	564	100
Change in fair value of derivative instrument					(3,935)
Gain on early extinguishment of debt, net					4,606
Other, net	(60)				(25)
Loss before income taxes	(18,845)	(9,431)	(55,055)	(29,397)	(20,909)
Provision for income taxes
Net loss	$ (18,845)	$ (9,431)	$ (55,055)	$ (29,397)	$ (20,909)
Net loss per common share - basic and diluted	$ (1.33)	$ (0.68)	$ (3.94)	$ (2.17)	$ (2.15)
Weighted average shares outstanding - basic and diluted	14,121	13,901	13,959	13,570	9,714

Condensed Consolidated Statements of Comprehensive Loss (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Statements of Comprehensive Loss [Abstract]
Net loss	$ (18,845)	$ (9,431)	$ (55,055)	$ (29,397)	$ (20,909)
Other comprehensive income (loss)
Foreign currency translation adjustments	(102)	26	(83)	307	836
Unrealized gain (loss) on investments	14	(33)	(57)	34
Comprehensive loss	$ (18,933)	$ (9,438)	$ (55,195)	$ (29,056)	$ (20,073)

Condensed Consolidated Statement of Stockholders' Equity (Unaudited) (USD $) In Thousands, unless otherwise specified	Total	Common Shares, $0.001 Par Value Per Share	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss
Beginning balance at Dec. 31, 2008	$ 26,756	$ 9	$ 112,401	$ (76,963)	$ (8,691)
Beginning balance, shares at Dec. 31, 2008		8,867
Issuance of common stock pursuant to private placement, net of offering costs, shares		2,737
Issuance of common stock pursuant to private placement, net of offering costs	58,622	3	58,619
Issuance of common stock pursuant to share-based awards, shares		182
Issuance of common stock pursuant to share-based awards	1,546		1,546
Share-based compensation	4,132		4,132
Net loss	(20,909)			(20,909)
Other comprehensive loss:
Foreign currency translation adjustments	836				836
Ending balance at Dec. 31, 2009	70,983	12	176,698	(97,872)	(7,855)
Ending balance, shares at Dec. 31, 2009		11,786
Issuance of common stock pursuant to public offering, net of offering costs, shares		1,768
Issuance of common stock pursuant to public offering, net of offering costs	58,489	2	58,487
Issuance of common stock pursuant to share-based awards, shares		325
Issuance of common stock pursuant to share-based awards	3,556		3,556
Allocation of fair value of equity component of convertible notes	55,038		55,038
Allocation of a portion of convertible notes issuance costs to equity component of convertible notes	(1,831)		(1,831)
Share-based compensation	10,585		10,585
Net loss	(29,397)			(29,397)
Other comprehensive loss:
Foreign currency translation adjustments	307				307
Unrealized gain (loss) on investments	34				34
Ending balance at Dec. 31, 2010	167,764	14	302,533	(127,269)	(7,514)
Ending balance, shares at Dec. 31, 2010		13,879
Issuance of common stock pursuant to share-based awards, shares		235
Issuance of common stock pursuant to share-based awards	1,056		1,056
Share-based compensation	13,159		13,159
Net loss	(55,055)			(55,055)
Other comprehensive loss:
Foreign currency translation adjustments	(83)				(83)
Unrealized gain (loss) on investments	(57)				(57)
Ending balance at Dec. 31, 2011	126,784	14	316,748	(182,324)	(7,654)
Ending balance, shares at Dec. 31, 2011		14,114
Issuance of common stock pursuant to share-based awards, shares		21
Issuance of common stock pursuant to share-based awards	392		392
Share-based compensation	3,714		3,714
Net loss	(18,845)			(18,845)
Other comprehensive loss:
Foreign currency translation adjustments	(102)
Unrealized gain (loss) on investments	14
Other comprehensive loss	(88)				(88)
Ending balance at Mar. 31, 2012	$ 111,957	$ 14	$ 320,854	$ (201,169)	$ (7,742)
Ending balance, shares at Mar. 31, 2012		14,135

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (18,845)	$ (9,431)	$ (55,055)	$ (29,397)	$ (20,909)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	980	493	2,457	1,390	895
Amortization of intangible assets	38	31	136	102	76
Share-based compensation expense	3,714	2,935	13,159	10,585	4,132
Bad debt expense			473	600
Amortization of premium on investments	290	233	1,018	501
Amortization of discount on convertible senior notes	1,442	1,279	5,355	209
Amortization of deferred financing costs	78	69	287	11	671
Change in fair value of derivative instrument					3,935
Gain on early extinguishment of debt, net					(4,606)
Other	63	18	73		25
Change in operating assets and liabilities:
Accrued interest on convertible notes				210
Accounts receivable	(3,485)	4,944	3,627	(8,156)	(11,140)
Inventories, net	(2,733)	(2,287)	(17,602)	(6,741)	(5,363)
Prepaid expenses and other current assets	(17)	(399)	(2,100)	(733)	(644)
Accounts payable	2,261	(1,346)	1,135	766	2,523
Accrued interest on convertible senior notes	1,258	1,258
Other accrued liabilities	(1,102)	(36)	5,435	3,018	863
Other long-term liabilities	165		2,210
Net cash used in operating activities	(15,893)	(2,239)	(39,392)	(27,635)	(29,542)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(15,000)	(46,906)	(192,290)	(25,802)
Maturities of investments	36,590	14,000	123,125
Additions to property, plant and equipment, net	(1,463)	(1,335)	(12,684)	(4,576)	(1,029)
Additions to patents	(63)	(139)	(554)	(505)	(444)
Cash paid for security deposits	(750)		(56)	(1,250)
Net cash provided by (used in) investing activities	19,314	(34,380)	(82,459)	(32,133)	(1,473)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock				62,760	60,220
Payment of common stock issuance costs		(1)	(1)	(4,360)	(1,510)
Proceeds from issuance of convertible debt				143,750	20,000
Repayment of convertible debt					(20,000)
Payment of convertible debt issuance costs				(4,781)
Proceeds from exercise of stock options	392	537	1,056	3,557	1,547
Net cash provided by financing activities	392	536	1,055	200,926	60,257
Effect of exchange rate changes on cash and cash equivalents	(674)	12	(95)	155	789
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,139	(36,071)	(120,891)	141,313	30,031
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	71,257	192,148	192,148	50,835	20,804
CASH AND CASH EQUIVALENTS - END OF PERIOD	74,396	156,077	71,257	192,148	50,835
Supplemental disclosure of cash flow information:
Interest paid			5,031		149
Supplemental disclosure of non-cash investing and financing activities:
Transfers from inventory to property, plant and equipment			585	535
Recognition of fair value of derivative instrument					$ 3,891

Basis of Presentation and Description of Business	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Basis of Presentation and Description of Business [Abstract]
Basis of Presentation and Description of Business

Note 1. Basis of Presentation

HeartWare International, Inc., referred to in these notes collectively with its subsidiaries HeartWare Pty. Limited, HeartWare, Inc., HeartWare (UK) Limited, HeartWare GmbH and HeartWare France SAS as “we,” “our,” “HeartWare” or the “Company,” is a medical device company that develops, manufactures and markets miniaturized implantable heart pumps, or ventricular assist devices, to treat patients suffering from advanced heart failure.

The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for reporting of interim financial information. Pursuant to such rules and regulations, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. Accordingly, these statements do not include all the disclosures normally required by accounting principles generally accepted in the United States for annual financial statements and should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in this report and the audited financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The accompanying condensed consolidated balance sheet as of December 31, 2011 has been derived from our audited financial statements. The condensed consolidated statements of operations and cash flows for the three months ended March 31, 2012 are not necessarily indicative of the results to be expected for any future period or for the year ending December 31, 2012.

In the opinion of management, the accompanying unaudited interim condensed consolidated financial statements contain all adjustments (consisting of only normally recurring adjustments) necessary to present fairly the financial position and results of operations as of the dates and for the periods presented.

Note 1. Description of Business

HeartWare International, Inc., referred to in these notes collectively with its subsidiaries HeartWare Pty. Limited, HeartWare, Inc., HeartWare (UK) Limited, HeartWare GmbH and HeartWare France as “we,” “our,” “HeartWare” or the “Company,” is a medical device company that develops and manufactures miniaturized implantable heart pumps, or ventricular assist devices, to treat patients suffering from advanced heart failure.

The HeartWare Ventricular Assist System (the “HeartWare System”), which includes a ventricular assist device (“VAD”), or blood pump, patient accessories and surgical tools, is designed to provide circulatory support for patients in the advanced stage of heart failure. The core of the HeartWare System is a proprietary continuous flow blood pump, the HVAD Pump, which is a full-output device capable of pumping up to 10 liters of blood per minute. The HeartWare System is designed to be implanted adjacent to the heart, avoiding the abdominal surgery generally required to implant similar devices.

In 2009, we received CE Marking for the HeartWare System in the European Union allowing for commercial sale and distribution of our device. In the U.S., the device is the subject of clinical trials for two indications: bridge-to-transplant and destination therapy. Our device is also available in other countries around the world under special access programs. In February 2012, we were notified that an FDA Circulatory System Devices Panel of the Medical Devices Advisory Committee will review our application on April 25, 2012.

Beyond the HeartWare System, we are also evaluating our next generation device, the MVAD Pump. The MVAD Pump is a development-stage miniature ventricular assist device, approximately one-third the size of the HVAD Pump. The MVAD Pump is based on the same proprietary impeller suspension technology used in the HVAD Pump, with its single moving part held in place through a combination of passive-magnetic and hydrodynamic forces. Like the HVAD Pump, the MVAD Pump is designed to support the heart’s full cardiac output, yet also has the capability for partial support. We are currently preparing to commence human clinical studies in 2012. The MVAD Pump is designed to be implantable by surgical techniques that are even less invasive than those required to implant the HVAD Pump.

We are headquartered in Framingham, Massachusetts. We have operations and manufacturing facilities in Miami Lakes, Florida, a development and operations facility in Sydney, Australia and a distribution and customer service facility in Hannover, Germany.

HeartWare International, Inc. shares trade on the NASDAQ Stock Market under the symbol of “HTWR.” The Company’s shares also trade on the Australian Securities Exchange (“ASX”) in the form of CHESS Depositary Interests (“CDIs”) under the symbol of “HIN.” Each CDI represents 1/35th of a share of common stock.

Liquidity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Liquidity [Abstract]
Liquidity

Note 2. Liquidity

At March 31, 2012, we had approximately $144.5 million of cash, cash equivalents and investments. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. We have incurred substantial losses from operations since our inception, and such losses have continued through March 31, 2012. At March 31, 2012, we had an accumulated deficit of approximately $201.2 million.

We have financed our operations primarily through the issuance of shares of our common stock and the issuance of convertible notes. Most recently, in December 2010, we consummated the issuance and sale of $143.75 million aggregate principal amount of convertible notes. The convertible notes are the senior unsecured obligations of the Company. The convertible notes bear interest at a rate of 3.5% per annum, payable semi-annually in arrears on June 15 and December 15 of each year. The convertible notes will mature on December 15, 2017, unless earlier repurchased or converted. The convertible notes will be convertible at an initial conversion rate of 10 shares of common stock per $1,000 principal amount of convertible notes, which corresponds to an initial conversion price of $100.00 per share of common stock.

For the remainder of 2012, our cash, cash equivalents and investments are expected to primarily be used to fund our ongoing operations including preparing the launch of the HeartWare® Ventricular Assist System (the “HeartWare System”) in the United States, research and development of new products, managing on-going and new clinical trials, and regulatory and other compliance functions, as well as for general working capital. We believe our cash, cash equivalents and investment balances are sufficient to support our planned operations for at least the next twelve months.

Note 2. Liquidity

At December 31, 2011, we had approximately $163.2 million of cash, cash equivalents and investments. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. We have incurred substantial losses from operations since our inception, and such losses have continued through December 31, 2011. At December 31, 2011, we had an accumulated deficit of approximately $182.3 million.

We have financed our operations primarily through the issuance of shares of our common stock and the issuance of convertible notes. Most recently, in December 2010, we consummated the issuance and sale of $143.75 million aggregate principal amount of convertible notes. The convertible notes are the senior unsecured obligations of the Company. The convertible notes bear interest at a rate of 3.5% per annum, payable semi-annually in arrears on June 15 and December 15 of each year. The convertible notes will mature on December 15, 2017, unless earlier repurchased or converted. The convertible notes will be convertible at an initial conversion rate of 10 shares of common stock per $1,000 principal amount of convertible notes, which corresponds to an initial conversion price of $100.00 per share of common stock.

In 2012, our cash, cash equivalents and investments are expected to primarily be used to fund our ongoing operations including expanding our sales and marketing capabilities on a global basis, continuing our ENDURANCE clinical trial for destination therapy, enrolling additional patients in our ADVANCE trial under a Continued Access Protocol (“CAP”), preparing for the launch of the HeartWare System in the United States, research and development of new products, regulatory and other compliance functions, including costs related to our Pre-Market Approval application, as well as for general working capital. We believe our cash, cash equivalents and investment balances are sufficient to support our planned operations through 2012.

Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

Note 3. Significant Accounting Policies

Principles of Consolidation

The condensed consolidated financial statements include the accounts of HeartWare International, Inc., and its subsidiaries described in Note 1. All inter-company balances and transactions have been eliminated in consolidation. We hold certain investments in small development stage entities. In accordance with FASB ASC 810, we analyzed the investments to determine if the investments are variable interests or interests that gave us a controlling financial interest in a variable interest entity (“VIE”). As of March 31, 2012, we determined there were no VIE’s required to be consolidated, because we are not the primary beneficiary, as we do not have the power to direct the most meaningful activities of the VIE. Investments where the Company exercises significant influence, but does not exercise operating and financial control, are accounted for under the equity method or cost method depending on our respective ownership interest.

Accounting Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents are recorded on our condensed consolidated balance sheets at cost, which approximates fair value. All highly liquid investments with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Investments

Our investments classified as available-for-sale are stated at fair value with unrealized gains and losses reported in accumulated other comprehensive loss within stockholders’ equity. We classify our available-for-sale investments as short-term if their remaining time to maturity at purchase is beyond three months, but less than twenty-four months. Investments with maturities beyond one year may be classified as short-term based on their highly liquid nature and because such marketable securities represent the investment of cash that is available for current operations. Interest on investments classified as available-for-sale is included in investment income, net. Premiums paid on our short-term investments are amortized over the remaining term of the investment and such amortization is included in investment income, net.

Receivables

Accounts receivable consists of amounts due from the sale of our HeartWare System to our customers, which include hospitals, health research institutions and medical device distributors. We grant credit to customers in the normal course of business, but do not require collateral or any other security to support credit sales. Our receivables are geographically dispersed, with a significant portion from customers located in Europe and other foreign countries. At March 31, 2012, one customer had an accounts receivable balance representing approximately 14% of our total accounts receivable. At December 31, 2011, no customer had an accounts receivable balance greater than 10% of our total accounts receivable.

We maintain allowances for doubtful accounts for estimated losses that may result from an inability to collect payments owed to us for product sales. We regularly review the allowance by considering factors such as historical experience, the age of the accounts receivable balances and current economic conditions that may affect a customer’s ability to pay. Account balances are charged off against the allowance after appropriate collection efforts are exhausted and we feel it is probable that the receivable will not be recovered.

The following table summarizes the change in our allowance for doubtful accounts for the three months ended March 31, 2012 and 2011:

	2012	2011
	(in thousands)
Beginning balance	$500	$600
Additions (bad debt expense)	—	—
Deductions (charge-offs)	—	—

Ending balance	$500	$600

As of March 31, 2012 and December 31, 2011, we did not have an allowance for returns.

Inventories, net

Inventories are stated at the lower of cost or market. Cost is determined using a first-in, first-out, or FIFO, method. Work-in-process and finished goods manufactured or assembled by us include direct and indirect labor and manufacturing overhead. Finished goods include product which is ready-for-use and which is held by us or by our customers on a consignment basis.

We review our inventory for excess or obsolete inventory and write-down obsolete or otherwise unmarketable inventory to its estimated net realizable value. Obsolescence may occur due to product expiring or product improvements rendering previous versions obsolete. In May 2011, we began shipping a sintered version of the HeartWare System on a global basis. Sintering is a process whereby minute beads are adhered to a titanium surface commonly used in medical devices to facilitate tissue adhesion. The extent to which this product enhancement will cause obsolescence of existing non-sintered inventory is difficult to determine at this time as the rate of customer acceptance is dependent on many factors and our ability to provide sintered product commercially in the U.S. is subject to FDA approval. As of March 31, 2012, we had $0.5 million of non-sintered inventory on hand and this product continues to be implanted at select customer sites.

Deferred Financing Costs

Costs incurred in connection with the issuance of our convertible senior notes have been allocated between the liability component and the equity component as further discussed in Note 10. The liability component of the issuance costs incurred was capitalized and is included in deferred financing costs, net on our condensed consolidated balance sheets. These costs are being amortized using the effective interest method through December 15, 2017, the maturity date of the notes, and such amortization expense is reflected in interest expense on our condensed consolidated statements of operations. The amount of amortization for the three months ended March 31, 2012 and 2011 was approximately $0.1 million for each period. The amount of accumulated amortization at March 31, 2012 and December 31, 2011 was approximately $0.4 million and $0.3 million, respectively.

Product Warranty

Certain patient accessories sold with the HeartWare System are covered by a limited warranty ranging from one to two years. Estimated contractual warranty obligations are recorded as an expense when the related revenue is recognized and are included in cost of revenue on our condensed consolidated statements of operations. Factors that affect estimated warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim, and vendor supported warranty programs. We periodically assess the adequacy of our recorded warranty liabilities and adjust the amounts as necessary.

The amount of the liability recorded is equal to the estimated costs to repair or otherwise satisfy claims made by customers. Accrued warranty expense is included as a component of other accrued liabilities on our condensed consolidated balance sheets.

The costs to repair or replace products associated with product recalls and voluntary service campaigns are recorded when they are determined to be probable and reasonably estimable as a cost of revenue and are not included in product warranty liability. No such costs were incurred in the three months ended March 31, 2012 and 2011.

The following table summarizes the change in our warranty liability for the three months ended March 31, 2012 and 2011:

	2012	2011
	(in thousands)
Beginning balance	$203	$291
Accrual for (reversal of) warranty expense	256	(88)
Warranty costs incurred during the period	(110)	—

Ending balance	$349	$202

Leases

We lease all of our administrative and manufacturing facilities. We recognize rent expense on a straight-line basis over the terms of our leases. Any scheduled rent increases, rent holidays and other related incentives are recognized on a straight-line basis over the terms of the leases. The difference between the cash rental payments and the straight-line recognition of rent expense over the terms of the leases results in a deferred rent asset or liability. As of March 31, 2012, the long-term portion of our deferred rent liability of approximately $2.4 million is included in other long-term liabilities on our condensed consolidated balance sheets.

Fair Value Measurements

The carrying amounts reported on our condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities approximate their fair value based on the short-term maturity of these instruments. Investments are considered available-for-sale as of March 31, 2012 and December 31, 2011 and are carried at fair value. See Note 4, “Fair Value Measurements” and Note 10, “Debt” for more information.

Vendor Concentration

For the three months ended March 31, 2012, we purchased approximately 62% of our inventory components and supplies from two vendors. For the three months ended March 31, 2011, we purchased approximately 54% of our inventory components and supplies from the same two vendors. In addition, one of these vendors supplies consulting services and material used in research and development activities. As of March 31, 2012 and 2011, the amounts due to these vendors totaled approximately $1.8 million and $0.6 million, respectively.

We purchase certain important components of the HeartWare System from single-source suppliers. We believe that other suppliers could provide similar components on comparable terms. However, a change in suppliers could cause a delay in manufacturing and a possible loss of product sales or result in higher component costs, all of which would have a negative effect on our results of operations.

Concentration of Credit Risk and other Risks and Uncertainties

Financial instruments that potentially expose us to concentrations of credit risk consist primarily of cash and cash equivalents, investments and trade accounts receivable. Cash and cash equivalents are primarily on deposit with financial institutions in the United States and these deposits generally exceed the amount of insurance provided by the Federal Deposit Insurance Corporation (the “FDIC”). The Company has not experienced any historical losses on its deposits of cash and cash equivalents. Our investments consist of investment grade rated corporate and government agency debt and time deposits.

Concentration of credit risk with respect to our trade accounts receivable from our customers is primarily limited to hospitals, health research institutions and medical device distributors. Credit is extended to our customers, based on an evaluation of a customer’s financial condition and collateral is not required.

We are subject to certain risks and uncertainties including, but not limited to, our ability to achieve profitability, to generate cash flow sufficient to satisfy our indebtedness, to run clinical trials in order to receive and maintain FDA and foreign regulatory approvals for our products, the ability to achieve widespread acceptance of our product, our ability to manufacture our products in a sufficient volume and at a reasonable cost, the ability to protect our proprietary technologies and develop new products, the risks associated with operating in foreign countries, and general competitive and economic conditions. Changes in any of the preceding areas could have a material adverse effect on our business, results of operations or financial position.

New Accounting Standards

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU No. 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of stockholders’ equity. The presentation requirements became effective for us on January 1, 2012. The adoption of ASU No. 2011-05 did not affect our consolidated financial position, results of operations or cash flows.

Note 3. Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of HeartWare International, Inc., and its subsidiaries described in Note 1. All inter-company balances and transactions have been eliminated in consolidation.

Accounting Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents are recorded in the consolidated balance sheets at cost, which approximates fair value. All highly liquid investments purchased with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Investments

Our investments classified as available-for-sale are stated at fair value with unrealized gains and losses reported in accumulated other comprehensive loss within stockholders’ equity. We classify our available-for-sale investments as short-term if their remaining time to maturity at purchase is beyond three months. Investments with maturities beyond one year may be classified as short-term based on their highly liquid nature and because such marketable securities represent the investment of cash that is available for current operations. Interest on investments classified as available-for-sale is included in investment income, net. Premiums paid on our short-term investments are amortized over the remaining term of the investment and such amortization is included in investment income, net.

Receivables

Accounts receivable consists of amounts due from the sale of our HeartWare System to our customers, which include hospitals, health research institutions and medical device distributors. We grant credit to customers in the normal course of business, but do not require collateral or any other security to support credit sales. Our receivables are geographically dispersed, with a significant portion from customers located in Europe and other foreign countries. At December 31, 2011, no customer had an accounts receivable balance greater than 10% of our total accounts receivable. At December 31, 2010, one customer had an accounts receivable balance greater than 10% of total accounts receivable representing approximately 13% of our total accounts receivable.

We maintain allowances for doubtful accounts for estimated losses that may result from an inability to collect payments owed to us for product sales. We regularly review the allowance by considering factors such as historical experience, the age of the accounts receivable balances and current economic conditions that may affect a customer’s ability to pay. Account balances are charged off against the allowance after appropriate collection efforts are exhausted and we feel it is probable that the receivable will not be recovered.

The following table summarizes the change in our allowance for doubtful accounts for the years ended December 31, 2011 and 2010:

	2011	2010
	(in thousands)
Beginning balance	$600	$—
Additions (bad debt expense)	473	600
Deductions (charge-offs)	(573)	—

Ending balance	$500	$600

As of December 31, 2011 and 2010, we did not have an allowance for returns.

Inventories, net

Inventories are stated at the lower of cost or market. Cost is determined using a first-in, first-out, or FIFO, method. Work-in-process and finished goods manufactured or assembled by us include direct and indirect labor and manufacturing overhead. Finished goods include product which is ready-for-use and which is held by us or by our customers on a consignment basis.

We review our inventory for excess or obsolete inventory and write-down obsolete or otherwise unmarketable inventory to its estimated net realizable value. Obsolescence may occur due to product expiring or product improvements rendering previous versions obsolete. In May 2011, we began shipping a sintered version of the HeartWare System on a global basis. Sintering is a process whereby minute beads are adhered to a titanium surface commonly used in medical devices to facilitate tissue adhesion. The extent to which this product enhancement will cause obsolescence of existing non-sintered inventory is difficult to determine at this time as the rate of customer acceptance is dependent on many factors and our ability to provide sintered product commercially in the U.S. is subject to FDA approval. During the fourth quarter of 2011, we recorded a write-down of $0.6 million against our existing non-sintered inventory, leaving a balance of $1.0 million as of December 31, 2011. This product continues to be implanted at select customer sites. However, a write-down of all or a portion of this remaining inventory as obsolete could have a material impact on our results of operations.

Components of inventories, net at December 31, 2011 and 2010 are as follows:

	2011	2010
	(in thousands)
Raw material	$8,318	$4,279
Work-in-process	7,385	2,709
Finished goods	16,302	8,089

	$32,005	$15,077

Finished goods inventories includes inventory held on consignment at customer sites of $7.2 million and $4.7 million, at December 31, 2011 and 2010, respectively.

Property, Plant and Equipment

We record property, plant and equipment and leasehold improvements at historical cost. Expenditures for maintenance and repairs are recorded to expense; additions and improvements are capitalized. We generally provide for depreciation using the straight-line method at rates that approximate the estimated useful lives of the assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the improvement or the remaining term of the lease.

Property, plant and equipment, net consists of the following at December 31, 2011 and 2010:

	Estimated Useful Lives	2011	2010
		(in thousands)
Property, plant and equipment
Machinery and equipment	1.5 to 7 years	$14,951	$8,967
Leasehold improvements	3 to 10 years	5,747	282
Office equipment, furniture and fixtures	5 to 7 years	1,249	451
Purchased software	5 to 7 years	2,733	1,741

		24,680	11,441
Less: accumulated depreciation		(6,355)	(3,957)

		$18,325	$7,484

Depreciation expense was $2.5 million, $1.4 million and $0.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

We enter into agreements with medical centers participating in our U.S. clinical trials under which we loan certain equipment, including patient monitors, to the center to be used throughout the trials. The equipment loaned to the centers is classified as a long-lived asset and included as a component of property, plant and equipment (machinery and equipment) on our consolidated balance sheets. Depreciation expense on equipment subject to these agreements is classified in cost of revenue and is computed using the straight-line method based on the estimated useful life of three years.

We also enter into short-term cancellable rental agreements with certain commercial customers for components of the HeartWare System, including patient monitors and controllers. Under the terms of such agreements, we provide the equipment to the customers, but we retain title to the equipment. Equipment subject to rental agreements is classified as a long-lived asset and included as a component of property, plant and equipment (machinery and equipment). Depreciation expense on equipment subject to these agreements is classified in cost of revenue and is computed using the straight-line method based on the estimated useful life of one and one half years.

The net carrying value of equipment subject to the agreements discussed above was approximately $0.7 million and $0.5 million as of December 31, 2011 and 2010, respectively.

Deferred Financing Costs

Costs incurred in connection with the issuance of our convertible senior notes have been allocated between the liability component and the equity component as further discussed in Note 7. The liability component of the issuance costs incurred was capitalized and is included in deferred financing costs, net on our consolidated balance sheets. These costs are being amortized using the effective interest method through December 15, 2017, the maturity date of the notes, and such amortization expense is reflected in interest expense on our consolidated statements of operations. The amount of amortization for the years ended December 31, 2011 and 2010 was approximately $0.3 million and $0.01 million, respectively. The amount of accumulated amortization at December 31, 2011 and 2010 was approximately $0.3 million and $0.01 million, respectively.

Other Intangible Assets, net

The gross carrying amount of intangible assets and the related accumulated amortization for intangible assets subject to amortization at December 31, 2011 and 2010 are as follows:

		2011		2010
		(in thousands)
Amortizable Intangible Assets	Weighted Average Life (Years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Patents	15	$2,416	$(402)	$1,862	$(266)

Amortization expense for the years ended December 31, 2011, 2010 and 2009 was $0.1 million for each year.

Estimated amortization expense for each of the five succeeding fiscal years based upon our intangible asset portfolio at December 31, 2011 is approximately $0.2 million.

Revenue Recognition

We recognize revenue from product sales in accordance with FASB ASC 605 – Revenue Recognition. Pursuant to agreements or orders from customers, we ship product to our customers. Revenue from product sales is only recognized when persuasive evidence of an arrangement exists, substantially all the risks and rewards of ownership have transferred to our customers, the selling price is fixed and collection is reasonably assured. A majority of product sales are initially made on a consignment basis and as such, pursuant to the terms of the consignment arrangements, revenue is recognized on the date the consigned product is implanted or otherwise consumed. Revenue from product sales not sold on a consignment basis is recognized upon customer receipt and acceptance of the product. Shipping fees billed to customers are included in revenue and the related shipping costs are included in cost of revenue. Value added taxes and other similar types of taxes collected from customers in connection with the sale of our products are recorded on a net basis and are not included in revenue. Revenue recognized to date is from sales of our devices in connection with our U.S. clinical trials, as commercial products to customers in Europe and under special access in other countries.

Product Warranty

Certain patient accessories sold with the HeartWare System are covered by a limited warranty ranging from one to two years. Estimated contractual warranty obligations are recorded as an expense when the related revenue is recognized and are included in cost of revenue on our consolidated statements of operations. Factors that affect estimated warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim, and vendor supported warranty programs. We periodically assess the adequacy of our recorded warranty liabilities and adjust the amounts as necessary.

The amount of the liability recorded is equal to the estimated costs to repair or otherwise satisfy claims made by customers. Accrued warranty expense is included as a component of other accrued liabilities on the consolidated balance sheets.

The costs to repair or replace products associated with product recalls and voluntary service campaigns are recorded when they are determined to be probable and reasonably estimable as a cost of revenue and are not included in product warranty liability. No such costs were incurred in 2011 and approximately $0.4 million was incurred in 2010.

The following table summarizes the change in our warranty liability for the years ended December 31, 2011 and 2010:

	2011	2010	2009
	(in thousands)
Beginning balance	$291	$99	$—
Accrual for (reversal of) warranty expense	(48)	312	99
Warranty costs incurred during the period	(40)	(120)	—

Ending balance	$203	$291	$99

Share-Based Compensation

We recognize share-based compensation expense in connection with our share-based awards, net of an estimated forfeiture rate and therefore only recognize compensation cost for those awards expected to vest over the service period of the award. We value RSUs at their intrinsic value on the date of grant. We use a Black-Scholes option pricing model to estimate the fair value of our stock options. Calculating share-based compensation expense requires the input of highly subjective judgment and assumptions, including estimates of expected life of the award, stock price volatility, forfeiture rates and risk-free interest rates. The assumptions used in calculating the fair value of share-based awards represent our best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and we use different assumptions, our share-based compensation expense could be materially different in the future.

When appropriate, we estimate the expected life of an option by averaging the contractual term of the stock option grants (up to 10 years) with the associated vesting term (typically 4 years). We estimate the volatility of our shares on the date of grant considering several factors, including the historical volatility of our publicly-traded shares. We estimate the forfeiture rate based on our historical experience of forfeitures and our employee retention rate. If our actual forfeiture rate is materially different from our estimate, share-based compensation expense could be significantly different from what we have recorded in the current period. We estimate the risk-free interest rate based on rates in effect for United States government bonds with similar lives, at the time of grant.

We have issued share-based awards with performance-based vesting criteria. Achievement of the milestones must be “probable” before we begin recording share-based compensation expense. At each reporting date, we review the likelihood that these awards will vest and if the vesting is deemed probable, we begin to recognize compensation expense at that time. If ultimately performance goals are not met, for any awards where vesting was previously deemed probable, previously recognized compensation cost will be reversed.

Impairment of Long-Lived Assets

We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. Impairment losses are recorded for the excess, if any, of the carrying value over the fair value of the long-lived assets. As of December 31, 2011, none of our long-lived assets were impaired.

Income Taxes

We account for income taxes in accordance with FASB ASC 740—Income Taxes. Under this method, deferred tax assets and liabilities are provided for differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the tax bases of assets and liabilities that will result in future taxable or deductible amounts. The deferred tax assets and liabilities are measured using the enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Income tax expense is computed as the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred taxes will not be realized.

FASB ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the “more likely than not” threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

Translation of Foreign Currency

Assets and liabilities of our non-U.S. entities are translated at the period-end exchange rate and revenue and expenses are translated at the average exchange rates in effect during the respective periods. Equity transactions are translated at the spot rates on the dates of the original transactions. The net effect of these translation adjustments is shown in the accompanying consolidated financial statements as a component of stockholders’ equity, titled accumulated other comprehensive loss. Items in accumulated other comprehensive loss are not tax affected as we have incurred a net loss in each period since inception.

While most of the transactions of our domestic and international operations are denominated in the respective local currency, some transactions are denominated in other currencies. Transactions denominated in other currencies are accounted for in the respective local currency at the time of the transaction. Upon settlement of this type of transaction, any foreign currency gains or losses are included in our consolidated statements of operations.

Research and Development

Research and development costs, including new product development programs, regulatory compliance and clinical research, are expensed as incurred.

Marketing and Advertising Costs

Marketing, advertising and promotional costs are expensed when incurred. Advertising expenses were immaterial to our results of operations for the years ended December 31, 2011, 2010 and 2009.

Leases

We lease all of our administrative and manufacturing facilities. We recognize rent expense on a straight-line basis over the terms of our leases. Any scheduled rent increases, rent holidays and other related incentives are recognized on a straight-line basis over the terms of the leases. The difference between the cash rental payments and the straight-line recognition of rent expense over the terms of the leases results in a deferred rent asset or liability. As of December 31, 2011, the long-term portion of our deferred rent liability of approximately $2.2 million is included in other long-term liabilities on our consolidated balance sheets.

Fair Value Measurements

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and other current liabilities approximate their fair value based on the short-term maturity of these instruments. Investments are considered available-for-sale as of December 31, 2011 and 2010 and are carried at fair value. See Note 5, “Fair Value Measurements” and Note 7, “Debt” for more information.

Vendor Concentration

For the years ended December 31, 2011, 2010 and 2009, we purchased approximately 63%, 66% and 60%, respectively, of our inventory components and supplies from three vendors. In addition, one of the three vendors supplies consulting services and material used in research and development activities. As of December 31, 2011 and 2010, the amounts due to these vendors totaled approximately $1.2 million and $1.8 million, respectively.

Concentration of Credit Risk and other Risks and Uncertainties

Financial instruments that potentially expose us to concentrations of credit risk consist primarily of cash and cash equivalents, investments and trade accounts receivable. Cash and cash equivalents are primarily on deposit with financial institutions in the United States and these deposits generally exceed the amount of insurance provided by the Federal Deposit Insurance Corporation (the “FDIC”). The Company has not experienced any historical losses on its deposits of cash and cash equivalents. Our investments consist of investment grade rated corporate and government agency debt.

Concentration of credit risk with respect to our trade accounts receivable from our customers is primarily limited to hospitals, health research institutions and medical device distributors. Credit is extended to our customers based on an evaluation of a customer’s financial condition, and collateral is not required.

We are subject to certain risks and uncertainties including, but not limited to, our ability to achieve profitability, to generate cash flow sufficient to satisfy our indebtedness, to run clinical trials in order to receive and maintain FDA and foreign regulatory approvals for our products, the ability to achieve widespread acceptance of our products, our ability to manufacture our products in a sufficient volume and at a reasonable cost, the ability to protect our proprietary technologies and develop new products, the risks associated with operating in foreign countries, and general competitive and economic conditions. Changes in any of the preceding areas could have a material adverse effect on our business, results of operations or financial position.

New Accounting Standards

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 clarifies some existing concepts, eliminates wording differences between U.S. GAAP and International Financial Reporting Standards (“IFRS”), and in some limited cases, changes some principles to achieve convergence between U.S. GAAP and IFRS. ASU No. 2011-04 results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The provisions of ASU No. 2011-04 will become effective for us on January 1, 2012 and are to be applied prospectively. We do not expect the adoption of the provisions of ASU No. 2011-04 to have a material effect on our consolidated financial position, results of operations or cash flows and we do not expect to materially modify or expand our financial statement footnote disclosures.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU No. 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of stockholders’ equity. The presentation requirements will become effective for us on January 1, 2012. As ASU No. 2011-05 applies to financial statement presentation matters, the adoption of ASU No. 2011-05 will not affect our consolidated financial position, results of operations or cash flows and we believe our current presentation of comprehensive loss complies with the new presentation requirements.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 4. Fair Value Measurements

FASB ASC 820 – Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosures about the fair value of all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about the fair value of financial instruments are based on pertinent information available to us as of the reporting dates. Accordingly, the estimates presented in these condensed consolidated financial statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments.

FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Instruments with primarily unobservable value drivers.

The following table represents the fair value of our financial assets and financial liabilities measured at fair value on a recurring basis and which level was used in the fair value hierarchy.

At March 31, 2012
				Fair Value Measurements at the Reporting Date Using
	Carrying Value		Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Short-term investments	$70,059		$70,059	$—	$70,059	$—
Liabilities
Convertible senior notes	95,719	(1)	149,040	—	149,040	—

At December 31, 2011
				Fair Value Measurements at the Reporting Date Using
	Carrying Value		Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Short-term investments	$91,925		$91,925	$—	$91,925	$—
Liabilities
Convertible senior notes	94,277	(1)	145,259	—	145,259	—

(1)	The carrying amount of our convertible senior notes is net of unamortized discount. See Note 10, “Debt” for more information.

The fair value of our investments and convertible senior notes was determined using quoted prices (including trade data) for the instruments in markets that are not active. The fair value of our convertible senior notes is presented for disclosure purposes only.

Note 5. Fair Value Measurements

FASB ASC 820—Fair Value Measurements and Disclosures defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosures about the fair value of all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about the fair value of financial instruments are based on pertinent information available to us as of the reporting dates. Accordingly, the estimates presented in these consolidated financial statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments.

FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

The three levels of the fair value hierarchy are as follows:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—Instruments with primarily unobservable value drivers.

The following table represents the fair value of our financial assets and financial liabilities measured at fair value on a recurring basis and which level was used in the fair value hierarchy.

	At December 31, 2011
				Fair Value Measurements at the Reporting Date Using
	Carrying Value		Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Short-term investments	$91,925		$91,925	$—	$91,925	$—

Liabilities
Convertible senior notes	94,277	(1)	145,259	—	145,259	—

	At December 31, 2010
				Fair Value Measurements at the Reporting Date Using
	Carrying Value		Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Short-term investments	$21,330		$21,330	$—	$21,330	$—
Long-term investments	4,006		4,006	—	4,006	—

Liabilities
Convertible senior notes	88,922	(1)	160,694	—	160,694	—

(1)	The carrying amount of our convertible senior notes is net of unamortized discount. See Note 7, “Debt” for more information.

The fair value of our investments and convertible senior notes was determined using quoted prices for the instruments in markets that are not active. The fair value of our convertible senior notes was determined using observable market data (including trade data) and is presented for disclosure purposes only.

Investments	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Investments [Abstract]
Investments

Note 5. Investments

We have cash investment policies that limit investments to investment grade rated securities. At March 31, 2012 and December 31, 2011, all of our investments were classified as available-for-sale and carried at fair value. Our investments in corporate debt are guaranteed by the FDIC or foreign governments. At March 31, 2012, all of our investments had maturity dates of less than twenty-four months.

The amortized cost and fair value of our investments, with gross unrealized gains and losses, were as follows:

At March 31, 2012

	Amortized Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Aggregate Fair Value
	(in thousands)
Short-term investments:
U.S. government agency debt	$24,433	$1	$(10)	$24,424
Corporate debt	5,000	—	—	5,000
Certificates of deposit	40,635	—	—	40,635

Total short-term investments	$70,068	$1	$(10)	$70,059

At December 31, 2011

	Amortized Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Aggregate Fair Value
	(in thousands)
Short-term investments:
U.S. government agency debt	$31,290	$2	$(28)	$31,264
Corporate debt	5,023	3	—	5,026
Certificates of deposit	55,635	—	—	55,635

Total short-term investments	$91,948	$5	$(28)	$91,925

For the three months ended March 31, 2012 and 2011, we did not have any realized gains or losses on our investments.

Note 4. Investments

We have cash investment policies that limit investments to investment grade rated securities. At December 31, 2011 and 2010, all of our investments were classified as available-for-sale and carried at fair value. Our investments in corporate debt are guaranteed by the FDIC or foreign governments. At December 31, 2011, our short-term investments had maturity dates of less than twenty-four months.

The amortized cost and fair value of our investments, with gross unrealized gains and losses, were as follows:

At December 31, 2011

	Amortized Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Aggregate Fair Value
	(in thousands)
Short-term investments:
U.S. government agency debt	$31,290	$2	$(28)	$31,264
Corporate debt	5,023	3	—	5,026
Certificates of deposit	55,635	—	—	55,635

Total short-term investments	$91,948	$5	$(28)	$91,925

At December 31, 2010

	Amortized Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Aggregate Fair Value
	(in thousands)
Short-term investments:
Corporate debt	$21,295	$35	$—	$21,330

Total short-term investments	$21,295	$35	$—	$21,330

Long-term investments:
U.S. government agency debt	$4,007	$—	$(1)	$4,006

Total long-term investments	$4,007	$—	$(1)	$4,006

In the years ended December 31, 2011 and 2010, we did not have any realized gains or losses upon the disposition of our investments.

Inventories, Net	3 Months Ended
Mar. 31, 2012
Inventories, Net [Abstract]
Inventories, Net

Note 6. Inventories, Net

Components of inventories, net are as follows:

	March 31, 2012	December 31, 2011
	(in thousands)
Raw material	$8,693	$8,318
Work-in-process	9,302	7,385
Finished goods	17,066	16,302

	$35,061	$32,005

Finished goods inventories includes inventory held on consignment at customer sites of $8.8 million and $7.2 million at March 31, 2012 and December 31, 2011, respectively.

Property, Plant and Equipment, Net	3 Months Ended
Mar. 31, 2012
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment, Net

Note 7. Property, Plant and Equipment, Net

Property, plant and equipment, net consists of the following:

	Estimated Useful Lives	March 31, 2012	December 31, 2011
		(in thousands)
Machinery and equipment	1.5 to 7 years	$15,608	$14,951
Leasehold improvements	3 to 10 years	6,918	5,747
Office equipment, furniture and fixtures	5 to 7 years	912	1,249
Purchased software	5 to 7 years	2,793	2,733

		26,231	24,680
Less: accumulated depreciation		(7,335)	(6,355)

		$18,896	$18,325

Other Intangible Assets, Net	3 Months Ended
Mar. 31, 2012
Other Intangible Assets, Net [Abstract]
Other Intangible Assets, Net

Note 8. Other Intangible Assets, Net

The gross carrying amount of intangible assets and the related accumulated amortization for intangible assets subject to amortization are as follows:

Amortizable Intangible Assets	Weighted Average Life (Years)	March 31, 2012		December 31, 2011
		Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(in thousands)
Patents	15	$2,479	$(440)	$2,416	$(402)

Amortization expense for the three months ended March 31, 2012 and 2011 was approximately $38,000 and $31,000, respectively.

Other Accrued Liabilities	3 Months Ended
Mar. 31, 2012
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities

Note 9. Other Accrued Liabilities

Other accrued liabilities consist of the following:

	March 31, 2012	December 31, 2011
	(in thousands)
Accrued payroll and other employee costs	$4,073	$6,274
Accrued research and development costs	2,092	1,627
Accrued material purchases	699	1,332
Accrued interest payable on convertible senior notes	1,467	210
Accrued litigation settlement	1,075	1,125
Accrued professional fees	1,573	1,100
Accrued VAT	866	390
Other accrued expenses	783	378

	$12,628	$12,436

Accrued payroll and other employee costs included estimated year-end employee bonuses of approximately $1.3 million and $4.4 million at March 31, 2012 and December 31, 2011, respectively.

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

Note 10. Debt

On December 15, 2010, we completed the sale of 3.5% convertible senior notes due 2017 (the “Convertible Notes”) for an aggregate principal amount of $143.75 million pursuant to the terms of an Indenture dated December 15, 2010. The Convertible Notes are the senior unsecured obligations of the Company. The Convertible Notes bear interest at a rate of 3.5% per annum, payable semi-annually in arrears on June 15 and December 15 of each year. The Convertible Notes will mature on December 15, 2017, unless earlier repurchased by us or converted.

The Convertible Notes will be convertible at an initial conversion rate of 10 shares of our common stock per $1,000 principal amount of Convertible Notes, which corresponds to an initial conversion price of $100.00 per share of our common stock. The conversion rate is subject to adjustment from time to time upon the occurrence of certain events.

Prior to June 15, 2017, holders may convert their Convertible Notes at their option only upon satisfaction of one or more conditions relating to the sale price of our common stock, the trading price per $1,000 principal amount of Convertible Notes or specified corporate events. On or after June 15, 2017, until the close of business of the business day immediately preceding the date the Convertible Notes mature, holders may convert their Convertible Notes at any time, regardless of whether any of the foregoing conditions have been met. As of the date of this report, none of the events that would allow holders to convert their Convertible Notes have occurred. Upon conversion, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination thereof, at our election.

We may not redeem the Convertible Notes prior to maturity. Holders of the Convertible Notes may require us to purchase for cash all or a part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest, upon the occurrence of certain fundamental changes (as defined in the Indenture) involving the Company. The Indenture does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by us or any of our subsidiaries.

The Indenture contains customary terms and nonfinancial covenants and defines events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization) involving the Company occurs and is continuing, the Trustee (by notice to the Company) or the holders of at least 25% in principal amount of the outstanding Convertible Notes (by notice to the Company and the Trustee) may declare 100% of the principal of and accrued and unpaid interest, if any, on all the Convertible Notes to be due and payable. In case of certain events of bankruptcy, insolvency or reorganization, involving the Company, 100% of the principal of and accrued and unpaid interest on the Convertible Notes will automatically become due and payable. Upon a declaration of acceleration, principal and accrued and unpaid interest, if any, will be due and payable immediately. Notwithstanding the foregoing, the Indenture provides that, to the extent we elect, the sole remedy for an event of default relating to certain failures by us to comply with certain reporting covenants in the Indenture consists exclusively of the right to receive additional interest on the Convertible Notes.

In accordance with ASC 470-20, Debt, which applies to certain convertible debt instruments that may be settled in cash or other assets, or partially in cash, upon conversion, we recorded the long-term debt and equity components on our Convertible Notes separately on the issuance date. The amount recorded for long-term debt was determined by measuring the fair value of a similar liability that does not have an associated equity component. The measurement of fair value required the Company to make estimates and assumptions to determine the present value of the cash flows of the Convertible Notes, absent the conversion feature. This treatment increased interest expense associated with our Convertible Notes by adding a non-cash component to interest expense in the form of amortization of a debt discount calculated based on the difference between the 3.5% cash coupon rate and the effective interest rate on debt borrowing of approximately 12.5%. The discount is being amortized to interest expense through the December 15, 2017 maturity date of the Convertible Notes using the effective interest method and is included in interest expense on our condensed consolidated statements of operations. Additionally, we allocated the costs related to issuance of the Convertible Notes on the same percentage as the long-term debt and equity components, such that a portion of the costs is allocated to the long-term debt component and the equity component included in additional paid-in capital. The portion of the costs allocated to the long-term debt component is presented as deferred financing costs, net on our condensed consolidated balance sheets. These deferred financing costs are also being amortized to interest expense through the December 15, 2017 maturity date of the Convertible Notes using the effective interest method and such amortization is included in interest expense on our condensed consolidated statements of operations.

The Convertible Notes and the equity component, which is recorded in additional paid-in-capital, consisted of the following:

	March 31, 2012	December 31, 2011
	(in thousands)
Principal amount	$143,750	$143,750
Unamortized discount	(48,031)	(49,473)

Net carrying amount	$95,719	$94,277

Equity component	$55,038	$55,038

Based on the initial conversion rate of 10 shares of our common stock per $1,000 principal amount of Convertible Notes, which corresponds to an initial conversion price of $100.00 per share of our common stock, the number of shares issuable upon conversion of the Convertible Notes is 1,437,500. The value of these shares, based on the closing price of our common stock on March 31, 2012 of $65.69, was approximately $94.4 million. The fair value of our Convertible Notes as presented in Note 4 was $149.0 million at March 31, 2012.

Interest expense related to the Convertible Notes consisted of interest due on the principal amount, amortization of the discount and amortization of the portion of the deferred financing costs allocated to the long-term debt component. For the three months ended March 31, 2012 and 2011, interest expense related to the Convertible Notes was as follows:

	Three Months Ended March 31
	2012	2011
	(in thousands)
Stated amount at 3.5% coupon rate	$1,257	$1,257
Amortization of discount	1,442	1,279
Amortization of deferred financing costs	78	69

	$2,777	$2,605

Note 7. Debt

Convertible Senior Notes

On December 15, 2010, we completed the sale of 3.5% convertible senior notes due 2017 (the “Convertible Notes”) for an aggregate principal amount of $143.75 million pursuant to the terms of an Indenture dated December 15, 2010. The Convertible Notes are the senior unsecured obligations of the Company. The Convertible Notes bear interest at a rate of 3.5% per annum, payable semi-annually in arrears on June 15 and December 15 of each year. The Convertible Notes will mature on December 15, 2017, unless earlier repurchased by us or converted.

The Convertible Notes will be convertible at an initial conversion rate of 10 shares of our common stock per $1,000 principal amount of Convertible Notes, which corresponds to an initial conversion price of $100.00 per share of our common stock. The conversion rate is subject to adjustment from time to time upon the occurrence of certain events.

Prior to June 15, 2017, holders may convert their Convertible Notes at their option only upon satisfaction of one or more conditions relating to the sale price of our common stock, the trading price per $1,000 principal amount of Convertible Notes or specified corporate events. On or after June 15, 2017 until the close of business of the business day immediately preceding the date the Convertible Notes mature, holders may convert their Convertible Notes at any time, regardless of whether any of the foregoing conditions have been met. As of the date of this report, none of the events that would allow holders to convert their Convertible Notes have occurred. Upon conversion, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination thereof, at our election.

We may not redeem the Convertible Notes prior to maturity. Holders of the Convertible Notes may require us to purchase for cash all or a part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest, upon the occurrence of certain fundamental changes (as defined in the Indenture) involving the Company. The Indenture does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by us or any of our subsidiaries.

The Indenture contains customary terms and nonfinancial covenants and defines events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization) involving the Company occurs and is continuing, the Trustee (by notice to the Company) or the holders of at least 25% in principal amount of the outstanding Convertible Notes (by notice to the Company and the Trustee) may declare 100% of the principal of and accrued and unpaid interest, if any, on all the Convertible Notes to be due and payable. In case of certain events of bankruptcy, insolvency or reorganization, involving the Company, 100% of the principal of and accrued and unpaid interest on the Convertible Notes will automatically become due and payable. Upon a declaration of acceleration, principal and accrued and unpaid interest, if any, will be due and payable immediately. Notwithstanding the foregoing, the Indenture provides that, to the extent we elect, the sole remedy for an event of default relating to certain failures by us to comply with certain reporting covenants in the Indenture consists exclusively of the right to receive additional interest on the Convertible Notes.

In accordance with ASC 470-20 Debt, which applies to certain convertible debt instruments that may be settled in cash or other assets, or partially in cash, upon conversion, we recorded the long-term debt and equity components on our Convertible Notes separately on the issuance date. The amount recorded for long-term debt was determined by measuring the fair value of a similar liability that does not have an associated equity component. The measurement of fair value required the Company to make estimates and assumptions to determine the present value of the cash flows of the Convertible Notes, absent the conversion feature. This treatment increased interest expense associated with our Convertible Notes by adding a non-cash component to interest expense in the form of amortization of a debt discount calculated based on the difference between the 3.5% cash coupon rate and the effective interest rate on debt borrowing of approximately 12.5%. The discount is being amortized to interest expense through the December 15, 2017 maturity date of the Convertible Notes using the effective interest method and is included in interest expense on our consolidated statements of operations. Additionally, we allocated the costs related to issuance of the Convertible Notes on the same percentage as the long-term debt and equity components, such that a portion of the costs is allocated to the long-term debt component and the equity component included in additional paid-in capital. The portion of the costs allocated to the long-term debt component is presented as deferred financing costs, net on our consolidated balance sheets. These deferred financing costs are also being amortized to interest expense through the December 15, 2017 maturity date of the Convertible Notes using the effective interest method and such amortization is included in interest expense on our consolidated statements of operations.

The Convertible Notes and the equity component, which is recorded in additional paid-in-capital, consisted of the following at December 31, 2011 and 2010:

	2011	2010
	(in thousands)
Principal amount	$143,750	$143,750
Unamortized discount	(49,473)	(54,828)

Net carrying amount	$94,277	$88,922

Equity component	$55,038	$55,038

Based on the initial conversion rate of 10 shares of our common stock per $1,000 principal amount of Convertible Notes, which corresponds to an initial conversion price of $100.00 per share of our common stock, the number of shares issuable upon conversion of the Convertible Notes is 1,437,500. The value of these shares, based on the closing price of our common stock on December 31, 2011 of $69.00, was approximately $99.2 million. The fair value of our Convertible Notes as presented in Note 5 was $145.3 million at December 31, 2011.

Interest expense related to the Convertible Notes consisted of interest due on the principal amount, amortization of the discount and amortization of the portion of the deferred financing costs allocated to the long-term debt component. For the years ended December 31, 2011 and 2010, interest expense related to the Convertible Notes was as follows:

	2011	2010
	(in thousands)
Stated amount at 3.5% coupon rate	$5,031	$210
Amortization of discount	5,355	209
Amortization of deferred financing costs	287	11

	$10,673	$430

Loan Agreement

In February 2009, we entered into a loan agreement pursuant to which we were able to borrow up to $20.0 million, which amount was placed in escrow by the lender. As of December 31, 2009, the entire $20.0 million commitment under the loan agreement had been borrowed and repaid and was no longer available to us. The amount of interest expense incurred and paid on amounts borrowed under the loan agreement during the year ended December 31, 2009 was approximately $149,000.

Beginning July 31, 2009, until all monies were borrowed and repaid in December 2009, the lender was entitled to convert any outstanding loans or available escrow funds in whole or in part into shares of our common stock at any time prior to termination of the loan agreement at the U.S. dollar equivalent of AU$35.00 per share. The terms and conditions of this conversion provision were evaluated and determined to result in an embedded derivative within the host contract loan agreement. We computed the fair value of the embedded derivative to be approximately $3.9 million at July 31, 2009, the initial measurement date. Fair value was determined using a valuation model with observable market inputs to determine relevant assumptions including interest rates and stock and foreign currency volatilities. The initial fair value was capitalized as deferred financing costs and was being amortized over the contractual term of the loan agreement. The amount of deferred financing cost amortization for the year ended December 31, 2009 was approximately $671,000 and is included in interest expense on our consolidated statements of operations.

During the period of time monies were available under the loan agreement, the change in the fair value of the embedded derivative resulted in an expense aggregating approximately $3.9 million, which is presented as a separate line item on our consolidated statements of operations. Due to the repayment of all amounts borrowed under the loan agreement, our inability to re-borrow amounts repaid and the lender’s inability to convert any repaid amounts into shares of our common stock, the proportionate amount of the fair value of the embedded derivative net of the proportionate amount of the unamortized balance of the deferred financing costs at the repayment dates were recorded as a gain on the extinguishment of debt. For the year ended December 31, 2009, the net gain aggregating $4.6 million is presented as a gain on early extinguishment of debt, net on our consolidated statements of operations.

Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 11. Stockholders’ Equity

In the three months ended March 31, 2012, we issued an aggregate of 10,998 shares of our common stock upon the exercise of stock options and an aggregate of 9,937 shares of our common stock upon the vesting of restricted stock units.

In the three months ended March 31, 2011, we issued an aggregate of 15,491 shares of our common stock upon the exercise of stock options and an aggregate of 26,729 shares of our common stock upon the vesting of restricted stock units.

Note 9. Stockholders’ Equity

Preferred Stock

We are authorized to issue up to 5,000,000 shares of preferred stock, $.001 par value per share. Our board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. No shares of preferred stock have been issued or are outstanding.

Common Stock

We are authorized to issue up to 25,000,000 shares of common stock, $.001 par value per share. As of December 31, 2011, we had 14,114,055 shares outstanding. Holders are entitled to one vote for each share of common stock (or its equivalent).

Shares of our common stock reserved at December 31, 2011, for possible future issuance are as follows:

(in thousands)
Convertible senior notes	1,768
Equity award plans	1,313

3,081

See the Consolidated Statement of Stockholders’ Equity for details related to our equity transactions.

2010 Public Offering

In February 2010, we completed a public offering of approximately 1.77 million shares of our common stock, including the underwriters’ exercise of their overallotment to purchase 230,595 shares, at an offering price of $35.50 per share for aggregate gross proceeds of approximately $62.8 million. The underwriters for the transaction received a fee of 6% of the gross proceeds. After fees and related expenses, net proceeds from the offering were approximately $58.5 million.

The offering was completed pursuant to a prospectus supplement, dated January 27, 2010, to a shelf registration statement on Form S-3 that was previously filed with the SEC and which was declared effective on January 20, 2010. This shelf registration statement allows us to offer and sell from time to time, in one or more series or issuances and on terms that we will determine at the time of the offering, any combination of the securities described in the prospectus, up to an aggregate amount of $100 million.

2009 Private Placement

In August and September 2009, we entered into Purchase Agreements separately with a number of institutional and accredited investors for the private placement of approximately 2.74 million shares of our common stock at an issue price of $22.00 per share for aggregate gross proceeds of approximately $60.2 million. The placement agent for the transaction received a placement fee in aggregate of approximately 2% of the gross proceeds.

The issuance of approximately 1.4 million shares of the total number of shares sold to the investors in the Private Placement was subject to approval by our stockholders in accordance with NASDAQ Stock Market Rules and Australian Securities Exchange Listing Rules and, as a result, approximately $30.7 million of the proceeds from the Private Placement were held in escrow by an independent third party. Such proceeds were released to us and the 1.4 million shares were issued following stockholder approval, which was obtained at a special meeting of stockholders held on October 26, 2009.

Share-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

Note 12. Share-Based Compensation

We recognize share-based compensation expense for the portion of awards that are ultimately expected to vest using an accelerated accrual method over the vesting period from the date of grant. We estimate forfeitures at the time of grant. We have applied a forfeiture rate of approximately 12.5% to all unvested share-based awards as of March 31, 2012, which represents the portion that we expect will be forfeited over the vesting period. We reevaluate this estimated rate periodically and adjust the forfeiture rate as necessary. Vesting of share-based awards issued with performance-based vesting criteria must be probable before we begin recording share-based compensation expense. At each reporting period, we review the likelihood that these awards will vest and if vesting is deemed probable, we begin to recognize compensation expense at that time. If ultimately performance goals are not met, for any awards where vesting was previously deemed probable, previously recognized compensation expense will be reversed.

We allocate share-based compensation expense to cost of revenue, selling, general and administrative expense and research and development expense based on the award holders’ employment function. For the three months ended March 31, 2012 and 2011, we recorded share-based compensation expense as follows:

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Cost of revenue	$732	$585
Selling, general and administrative	1,881	1,444
Research and development	1,101	906

	$3,714	$2,935

No deferred tax benefits were attributed to our share-based compensation expense recorded in the accompanying condensed consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets. We receive a tax deduction for certain stock option exercises during the period the options are exercised, and for the vesting of restricted stock units during the period the restricted stock units vest. For stock options, the amount of the tax deduction is generally for the excess of the fair market value of our shares of common stock over the exercise price of the stock options at the date of exercise. For restricted stock units, the amount of the tax deduction is generally for the fair market value of our shares of common stock at the vesting date. Excess tax benefits are not included in the accompanying condensed consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets.

Equity Plans

We have issued share-based awards to employees, non-executive directors and outside consultants through various approved plans and outside of any formal plan. New shares are issued upon the exercise of share-based awards.

On August 5, 2008, we adopted the HeartWare International, Inc. 2008 Stock Incentive Plan (“2008 SIP”). The 2008 SIP allows for the issuance of share-based awards to employees, directors and consultants. We have issued options and restricted stock units (“RSU’s”) to employees and directors under the 2008 SIP. The plan allows for the issuance of share-based awards representing up to 13% of the prior fiscal year’s weighted average shares outstanding, less shares issued pursuant to awards under the 2008 SIP and share-based awards outstanding under our other equity plans. At March 31, 2012, there were approximately 468,000 shares available for future awards under the 2008 SIP.

Stock Options

Each option allows the holder to subscribe for and be issued one share of our common stock at a specified price, which is generally the quoted market price of our common stock on the date the option is issued. Options generally vest on a pro-rata basis on each anniversary of the issuance date within four years of the date the option is issued or vest in accordance with performance-based criteria. Options may be exercised after they have vested and prior to the specified expiry date provided applicable exercise conditions are met, if any. The expiry date can be for periods of up to ten years from the date the option is issued.

Performance-based options vest in four equal tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. Any performance-based options that have not vested after five years from the date of grant automatically expire.

The fair value of each option is estimated on the date of grant using the Black-Scholes option pricing model using the assumptions established at that time. In the three months ended March 31, 2012, we did not issue any options. The following table includes the weighted average assumptions used for options issued in the three months ended March 31, 2011.

Three Months Ended March 31,
2011
Dividend yield	0%
Expected volatility	58.76%
Risk-free interest rate	2.51%
Estimated holding period (years)	6.25

Information related to options granted under all of our plans at March 31, 2012 and activity in the three months then ended is as follows (certain amounts in U.S.$ were converted from AU$ at the then period-end spot rate):

	Number of Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2011	381	$34.79
Granted	—	—
Exercised	(11)	35.64
Forfeited	(2)	28.62
Expired	—	—

Outstanding at March 31, 2012	368	$35.37	5.57	$11,152

Exercisable at March 31, 2012	259	$34.41	4.94	$8,102

The aggregate intrinsic values at March 31, 2012 noted in the table above represent the closing price of our common stock traded on NASDAQ, less the weighted average exercise price at period end multiplied by the number of options outstanding or exercisable.

At March 31, 2012, 33,569 of the options outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The weighted average grant date fair value per share of options issued in the three months ended March 31, 2011 was $49.64 per share.

The total intrinsic value of options exercised in the three months ended March 31, 2012 was approximately $0.4 million. Cash received from options exercised in the three months ended March 31, 2012 was approximately $0.4 million. The total intrinsic value of options exercised in the three months ended March 31, 2011 was approximately $0.9 million. Cash received from options exercised in the three months ended March 31, 2011 was approximately $0.5 million.

At March 31, 2012, there was approximately $0.9 million of unrecognized compensation expense related to non-vested option awards, including performance-based options not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 0.8 years.

Restricted Stock Units

RSU’s issued under the plans vest on a pro-rata basis on each anniversary of the issuance date over three or four years or vest in accordance with performance-based criteria. The RSU’s with performance-based vesting criteria vest in tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. RSU’s with performance-based vesting criteria not vested after five years from the date of grant automatically expire. There is no consideration payable on the vesting or exercise of RSU’s issued under the plans. Upon vesting, the RSU’s are exercised automatically and settled in shares of our common stock.

Information related to RSU’s at March 31, 2012 and activity in the three months then ended is as follows:

	Number of Units (in thousands)	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2011	635
Granted	2
Vested/Exercised	(10)
Forfeited	(8)
Expired	—

Outstanding at March 31, 2012	619	1.60	$40,663

Exercisable at March 31, 2012	—	—	$—

The aggregate intrinsic value at March 31, 2012 noted in the table above represents the closing price of our common stock traded on NASDAQ, multiplied by the number of RSU’s outstanding.

At March 31, 2012, 56,257 of the RSU’s outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The total intrinsic value of RSU’s vested in the three months ended March 31, 2012 and 2011 was approximately $0.7 million and $2.3 million, respectively.

The fair value of each RSU award equals the closing price of our common stock on the date of grant. The weighted average grant date fair value per share of RSU’s granted in the three months ended March 31, 2012 and 2011 was $68.07 and $86.20, respectively.

At March 31, 2012, we had approximately $21.0 million of unrecognized compensation expense related to non-vested RSU awards, including awards not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 1.5 years.

On December 21, 2011, our board of directors approved the grant of 36,000 RSU’s to our Chief Executive Officer, subject to stockholder approval. As this grant is subject to stockholder approval, it is not reflected in the above disclosures. We intend to seek stockholder approval at our 2012 annual meeting of stockholders.

Note 10. Share-Based Compensation

We recognize share-based compensation expense for the portion of awards that are ultimately expected to vest using an accelerated accrual method over the vesting period from the date of grant. We estimate forfeitures at the time of grant. We have applied a forfeiture rate of approximately 12.5% to all unvested share-based awards as of December 31, 2011, which represents the portion that we expect will be forfeited over the vesting period. We reevaluate this estimated rate periodically and adjust the forfeiture rate as necessary. Vesting of share-based awards issued with performance-based vesting criteria must be probable before we begin recording share-based compensation expense. At each reporting period, we review the likelihood that these awards will vest and if vesting is deemed probable, we begin to recognize compensation expense at that time. If ultimately performance goals are not met, for any awards where vesting was previously deemed probable, previously recognized compensation expense will be reversed.

We allocate share-based compensation expense to cost of revenue, selling, general and administrative expense and research and development expense based on the award holders’ employment function. For the years ended December 31, 2011, 2010 and 2009, we recorded share-based compensation expenses as follows:

	2011	2010	2009
	(in thousands)
Cost of revenue	$2,182	$937	$805
General and administrative	7,378	7,630	2,007
Research and development	3,599	2,018	1,320

	$13,159	$10,585	$4,132

For the years ended December 31, 2011 and 2010, we experienced a significant increase in share-based compensation expense due primarily to increase in our number of employees and annual grants of equity awards to a large portion of our employees in December 2010 and September 2009.

No deferred tax benefits were attributed to our share-based compensation expense recorded in the accompanying consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets. We receive a tax deduction for certain stock option exercises during the period the options are exercised, and for the vesting of restricted stock units during the period the restricted stock units vest. For stock options, the amount of the tax deduction is generally for the excess of the fair market value of our shares of common stock over the exercise price of the stock options at the date of exercise. For restricted stock units, the amount of the tax deduction is generally for the fair market value of our shares of common stock at the vesting date. Excess tax benefits are not included in the accompanying consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets.

Equity Plans

We have issued share-based awards to employees, non-executive directors and outside consultants through various approved plans and outside of any formal plan. New shares are issued upon the exercise of share-based awards.

On August 5, 2008, we adopted the HeartWare International, Inc. 2008 Stock Incentive Plan (“2008 SIP”). The 2008 SIP allows for the issuance of share-based awards to employees, directors and consultants. We have issued options and restricted stock units (“RSUs”) to employees and directors under the 2008 SIP. The plan allows for the issuance of share-based awards representing up to 13% of the prior fiscal year’s weighted average shares outstanding, less shares issued pursuant to awards under the 2008 SIP and share-based awards outstanding under our other equity plans. At December 31, 2011, there were approximately 369,000 shares available for future awards under the 2008 SIP. Under the terms of the 2008 SIP, the shares available for future issuance are adjusted on January 1 st of each year based on the prior year’s weighted average shares outstanding. As of January 1, 2012, there were approximately 460,000 shares available for future awards under the 2008 SIP.

Stock Options

Each option allows the holder to subscribe for and be issued one share of our common stock at a specified price, which is generally the quoted market price of our common stock on the date the option is issued. Options generally vest on a pro-rata basis on each anniversary of the issuance date within four years of the date the option is issued or vest in accordance with performance-based criteria. Options may be exercised after they have vested and prior to the specified expiry date provided applicable exercise conditions are met, if any. The expiry date can be for periods of up to ten years from the date the option is issued.

Performance-based options vest in four equal tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. Any performance-based options that have not vested after five years from the date of grant automatically expire.

The fair value of each option is estimated on the date of grant using the Black-Scholes option pricing model using the assumptions established at that time. The following table includes the weighted average assumptions used for options issued in the years ended December 31, 2011, 2010 and 2009.

	2011	2010	2009
Dividend yield	0.00%	0.00%	0.00%
Expected volatility	58.23%	60.94%	60.50%
Risk-free interest rate	1.97%	2.71%	2.80%
Estimated holding period (years)	6.25	6.25	6.25

Information related to options granted under all of our plans at December 31, 2011 and activity during the year then ended is as follows (certain amounts in U.S.$ were converted from AU$ at the then period-end spot rate):

	Number of Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2010	404	$32.87
Granted	18	74.53
Exercised	(32)	32.54
Forfeited	(9)	37.38
Expired	—	—

Outstanding at December 31, 2011	381	$34.79	5.84	$13,040

Exercisable at December 31, 2011	265	$33.61	5.16	$9,362

The aggregate intrinsic values at December 31, 2011 noted in the table above represent the closing price of our common stock traded on the NASDAQ Stock Market, less the weighted average exercise price at period end multiplied by the number of options outstanding and exercisable.

At December 31, 2011, 34,283 of the options outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The weighted average grant date fair value per share of options granted in the years ended December 31, 2011, 2010 and 2009 was $41.92, $28.62 and $16.50, respectively.

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was approximately $1.5 million, $4.0 million and $2.9 million, respectively. Cash received from option exercises in the years ended December 31, 2011, 2010 and 2009 was approximately $1.1 million, $3.6 million and $1.5 million.

At December 31, 2011, there was approximately $1.1 million of unrecognized compensation cost related to non-vested option awards, including performance-based options not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 1.0 years.

Restricted Stock Units

RSUs issued under the plans vest on a pro-rata basis on each anniversary of the issuance date over three or four years or vest in accordance with performance-based criteria. The RSUs with performance-based vesting criteria vest in tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. RSUs with performance-based vesting criteria not vested after five years from the date of grant automatically expire. There is no consideration payable on the vesting or exercise of RSUs issued under the plans. Upon vesting, the RSUs are exercised automatically and settled in shares of our common stock.

Information related to RSUs at December 31, 2011 and activity during the year then ended is as follows:

	Number of Units (in thousands)	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2010	545
Granted	312
Vested/Exercised	(203)
Forfeited	(19)
Expired	—

Outstanding at December 31, 2011	635	1.83	$43,774

Exercisable at December 31, 2011	—	—	$—

The aggregate intrinsic value at December 31, 2011 noted in the table above represents the closing price of our common stock traded on the NASDAQ Stock Market, multiplied by the number of RSUs outstanding.

At December 31, 2011, 56,257 of the RSUs outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The total intrinsic value of RSUs vested during the years ended December 31, 2011, 2010 and 2009 was approximately $13.0 million, $11.6 million and $512,000, respectively.

The fair value of each RSU award equals the closing price of our common stock on the date of grant. The weighted average grant date fair value per share of RSUs granted during the years ended December 31, 2011, 2010 and 2009 was $70.29, $73.87 and $27.21, respectively.

At December 31, 2011, we had approximately $25.0 million of unrecognized compensation cost related to non-vested RSU awards, including awards not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 1.8 years.

On December 21, 2011, our board of directors approved the grant of 36,000 RSUs to our Chief Executive Officer, subject to stockholder approval. As this grant is subject to stockholder approval, it is not reflected in the above disclosures. We intend to seek stockholder approval at our 2012 annual meeting of stockholders.

Net Loss Per Common Share	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Net Loss Per Common Share [Abstract]
Net Loss Per Common Share

Note 13. Net Loss Per Common Share

Basic net loss per common share is computed by dividing net loss for the period by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share adjusts basic net loss per share for the dilutive effects of convertible securities, share-based awards and other potentially dilutive instruments only in the periods in which such effect is dilutive. Due to our net loss for all periods presented, all potentially dilutive instruments were excluded because their inclusion would have been anti-dilutive. The following instruments have been excluded from the calculation of diluted net loss per share, as their effect would be anti-dilutive.

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Common shares issuable upon:
Conversion of convertible senior notes	1,438	1,438
Exercise or vesting of share-based awards	987	897

Note 12. Net Loss Per Common Share

Basic net loss per common share is computed by dividing net loss for the period by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share adjusts basic net loss per share for the dilutive effects of convertible securities, share-based awards and other potentially dilutive instruments only in the periods in which such effect is dilutive. Due to our net loss for all periods presented, all potentially dilutive instruments were excluded because their inclusion would have been anti-dilutive. The following instruments have been excluded from the calculation of diluted net loss per share, as their effect would be anti-dilutive.

Common shares issuable upon:	2011	2010	2009
	(in thousands)
Conversion of convertible senior notes	1,438	1,438	—
Exercise or vesting of share-based awards	1,016	949	934

Business Segment, Geographic Areas and Major Customers	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Business Segment, Geographic Areas and Major Customers [Abstract]
Business Segment, Geographic Areas and Major Customers

Note 14. Business Segment, Geographic Areas and Major Customers

For financial reporting purposes, we have one reportable segment which designs, manufactures and markets medical devices for the treatment of advanced heart failure. Products are sold to customers located in the United States through our clinical trials, as commercial products to customers in Europe and under special access in other countries. Product sales attributed to a country or region are based on the location of the customer to whom the products are sold. Long-lived assets are primarily held in the United States.

Product sales by geographic location were as follows:

	Three Months Ended March 31,
	2012	2011
	(in thousands)
United States	$6,441	$5,898
Germany	9,532	5,498
International, excluding Germany	10,373	6,579

	$26,346	$17,975

For the three months ended March 31, 2012, two customers exceeded 10% of product sales individually and accounted for approximately 21% of product sales in the aggregate. For the three months ended March 31, 2011, no customers individually accounted for more than 10% of product sales. As the majority of our revenue is generated outside of the U.S., we are dependent on favorable economic and regulatory environments for our products in Europe and other countries outside of the U.S.

Note 13. Business Segment, Geographic Areas and Major Customers

For financial reporting purposes, we have one reportable segment which designs, manufactures and markets medical devices for the treatment of advanced heart failure. Products are sold to customers located in the United States through our clinical trials, as commercial products to customers in Europe and under special access in other countries. Product sales attributed to a country or region are based on the location of the customer to whom the products are sold. Long-lived assets are primarily held in the United States.

Product sales by geographic location for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011	2010	2009
	(in thousands)
United States	$28,199	$14,998	$9,967
Germany	29,036	25,103	8,550
International, excluding Germany	25,529	15,063	5,655

	$82,764	$55,164	$24,172

For the year ended December 31, 2011, no customers individually accounted for more than 10% of product sales in the respective periods. For the year ended December 31, 2010, one customer exceeded 10% of product sales individually and accounted for approximately 16% of product sales in the aggregate. For the year ended December 31, 2009, two customers exceeded 10% of product sales individually and accounted for approximately 22% of product sales in the aggregate. As the majority of our revenue is generated outside of the U.S., we are dependent on favorable economic and regulatory environments for our products in Europe and other countries outside of the U.S.

The percentage of our revenue generated in the U.S. increased in 2011 as compared to 2010 primarily due to enrollment in our ENDURANCE destination therapy trial, which commenced in August 2010 and continued through 2011. The percentage of our revenue generated in the U.S. was lower in 2010 compared to 2009 due to the acceleration of our commercial efforts in Europe and the completion of enrollment in our ADVANCE trial in the U.S. in February 2010. While the FDA approved an Investigational Device Exemption Supplement that allowed us to enroll additional patients in our ADVANCE trial under a Continued Access Protocol, we experienced periods of inactivity while we awaited approval.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 15. Commitments and Contingencies

At March 31, 2012, we had purchase order commitments of approximately $18.1 million related to product costs, supplies, services and property, plant and equipment purchases. Many of our materials and supplies require long lead times and as such purchase order commitments reflect materials that may be received up to one year from the date of order.

Litigation

From time to time we may be involved in litigation or other contingencies arising in the ordinary course of business. Except as set forth below or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and based on the information presently available, management believes that there are no contingencies, claims or actions, pending or threatened, the ultimate resolution of which will have a material adverse effect on our financial position, liquidity or result of operations.

On February 24, 2010, we received a letter from two holders of Series A Preferred Stock in HeartWare, Inc., an indirect subsidiary of HeartWare International, Inc. These holders requested various financial and other information regarding HeartWare, Inc. for the purpose of determining the Company’s compliance with their rights as holders of Series A Preferred Stock, including whether a liquidation event has occurred since inception in 2003. HeartWare, Inc. issued Series A-1 and Series A-2 Preferred Stock to certain equity holders of Kriton Medical, Inc. when HeartWare, Inc. purchased out of bankruptcy substantially all of the assets of Kriton in July 2003. The Series A-1 and Series A-2 Preferred Stock do not have voting or dividend rights but entitle the holders thereof to receive, upon certain liquidation events of HeartWare, Inc. (but not the liquidation of or change of control of HeartWare International, Inc.), an amount equal to $10 per share of Series A-1 and $21 per share of Series A-2. The aggregate liquidation preference payment obligation totals approximately $15 million.

On June 27, 2011, HeartWare International, Inc. and HeartWare, Inc., along with HeartWare’s directors, certain officers and a significant stockholder, were named as defendants in a putative class action lawsuit filed in Massachusetts state court by two other Series A Preferred Stockholders on behalf of all holders of Series A Preferred Stock. The complaint alleges that the defendants breached their fiduciary and contractual obligations to Series A Preferred Stockholders by preventing them from receiving a payment of the liquidation preference in connection with certain corporate transactions, including a transaction in 2005 in which HeartWare, Inc. was acquired by HeartWare Limited, a subsidiary of HeartWare International, Inc. The plaintiffs seek monetary damages, interest, costs and limited equitable relief. We do not believe HeartWare International, Inc., HeartWare, Inc. or any of our directors, officers or stockholders have abrogated the rights, or in any way failed to satisfy obligations owed to, any of our stockholders, including holders of Series A Preferred Stock. On September 12, 2011, the defendants served on plaintiffs a motion to dismiss the complaint with prejudice. On February 3, 2012, counsel for plaintiffs and defendants entered into a Memorandum of Understanding to settle the matter. Defendants have agreed to pay up to $1.1 million to participating putative class members in exchange for a full and unconditional release of all claims asserted in the litigation, including any and all claims arising from any right to receive a payment upon any liquidation or deemed liquidation event that has arisen or may arise in the future. We expect insurance to fund a significant portion of the settlement amount, although coverage is not assured. On March 22, 2012, the parties filed with the court a stipulation of settlement formalizing the settlement agreement. The court has scheduled a hearing to be held on July 25, 2012 to consider final approval of the settlement following notice to putative class members.

In accordance with ASC 450, Contingencies, we accrue loss contingencies including costs of settlement, damages and defense related to litigation to the extent they are probable and reasonably estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range. At December 31, 2011, we determined that settlement of the litigation discussed above was probable and that the reasonably estimable settlement amount is $1.1 million. Accordingly, we recorded a liability for the $1.1 million, a $0.2 million receivable from one of the co-defendants, who is a related party. In the three months ended March 31, 2012, we deposited $50,000 in escrow in connection with the potential settlement.

Contingent Liabilities

Pursuant to the terms of a 2003 agreement, whereby HeartWare, Inc. acquired certain technology from a business that previously held our technology, we are required to make a milestone payment of $1.25 million within 6 months of the date when the first circulatory assisted device is approved for sale in the United States, provided that we have at least $25 million in cash on hand and, if we do not have $25 million at that time, then the payment is deferred until such time that we have $25 million in cash on hand. On April 25, 2012, the FDA’s Circulatory System Devices Advisory Committee voted 9 to 2 that the benefits outweigh the risks for the use of the HeartWare System as a bridge to heart transplantation in patients with end-stage heart failure. The Advisory Committee’s recommendation, while not binding, will be considered by the FDA in its review of the Premarket Approval (PMA) application that HeartWare submitted for the HeartWare System in December 2010. Approval of the PMA will result in this contingent liability being recognized. We will record the effect of this payment obligation when and if this event occurs or is deemed probable of occurring.

Acquisition of World Heart

On March 29, 2012, we entered into a definitive merger agreement under which we will acquire World Heart Corporation (“World Heart”) for consideration of $8.0 million, to be paid in shares of HeartWare common stock or cash, at HeartWare’s election. The acquisition will expand our intellectual property and technology portfolio.

The boards of directors of both companies have approved the transaction. The transaction is subject to the approval of World Heart’s stockholders and satisfaction of other customary closing conditions. HeartWare stockholder approval is not required. In the merger agreement, the parties have agreed to customary representations, warranties and covenants. World Heart has agreed, among other things and subject to certain exceptions, to conduct its business in the ordinary course of business, consistent with past practice, between the date of the execution of the merger agreement and the consummation of the transaction. The merger agreement also contains certain termination rights for both HeartWare and World Heart and further provides that, upon termination of the agreement, under certain circumstances, an agreed-upon license agreement between HeartWare and World Heart will become effective whereby World Heart licenses certain patents and patent applications to HeartWare.

Upon the closing of the transaction, which is expected in the second or third quarter of 2012, World Heart’s operations will be integrated into those of HeartWare.

Note 14. Commitments and Contingencies

The following contingent liabilities resulting from the 2003 acquisition by HeartWare, Inc. of a business that previously held our technology existed as of December 31, 2011:

•

a milestone payment of $1.25 million due within 6 months of the date when the first circulatory assist device is approved for sale in the United States, provided that we have at least $25 million in cash on hand and, if we do not have $25 million at that time, then the payment is deferred until such time that we have $25 million in cash on hand; and

•

a special payment of up to $500,000 upon a sale of our HeartWare, Inc. subsidiary if such sale generates proceeds in excess of the aggregate liquidation preferences of all of HeartWare, Inc.’s then outstanding preferred stock.

We will record the effect of these payment obligations when and if these events occur or are deemed probable of occurring.

During 2009, we paid $750,000 as a result of our receipt of approval to sell our first circulatory assist device in Europe. This represented the first milestone payment resulting from the acquisition noted above and is included in research and development expense.

As of January 15, 2011, we entered into a Public, Private Partnership Agreement with the Regents of the University of Michigan whereby we will act as industry sponsor of a study conducted by the University of Michigan Cardiovascular Center and the University of Pittsburgh exploring the potential benefits of VADs in patients who will be given earlier access to these devices under a grant awarded from the National Heart, Lung and Blood Institute. In the study, called REVIVE-IT, researchers will compare whether non-transplant eligible patients with heart failure less advanced than that of current VAD recipients do better with implanted devices than with current medical therapy. Pursuant to the terms of the agreement, we have committed to provide financial support up to $9.6 million over the five-year trial period. Through December 31, 2011, the total amount presented to us for payment was approximately $0.2 million.

In December 2011, for $1.5 million, we purchased from parties unrelated to us, non-controlling interests in three development stage entities under common control, and obtained the rights to purchase the remaining ownership interests in two of the three entities. As of the date of this filing, we are waiting for additional information necessary to finalize the accounting treatment of these investments. As a result, we have been unable to conclude if the entities, individually or as a group, could be variable interest entities, and if so, whether or not they would require consolidation. We expect to obtain the necessary information to determine the appropriate accounting treatment of the investments no later than the first half of 2012. We have included the amount paid for the investments in other assets in the accompanying consolidated balance sheet as of December 31, 2011. The results of operations of these entities from the date of our investment have been immaterial. We do not believe finalizing the accounting treatment for these investments will have a material impact on the accompanying consolidated financial statements.

At December 31, 2011, we had purchase order commitments of approximately $22.6 million related to product costs, supplies, services and property, plant and equipment purchases. Many of our materials and supplies require long lead times and as such purchase order commitments reflect materials that may be received up to one year from the date of order.

In addition to the above, we have entered into employment agreements with all of our executive officers. These contracts do not have a fixed term and are constructed on an at will basis. Some of these contracts provide executives with the right to receive certain additional payments and benefits if their employment is terminated after a change of control, as defined in such agreements.

The taxation and customs requirements, together with other applicable laws and regulations of certain foreign jurisdictions, can be inherently complex and subject to differing interpretation by local authorities. We are subject to the risk that either we have misinterpreted applicable laws and regulations, or that foreign authorities may take inconsistent, unclear or changing positions on local law, customs practices or rules. In the event that we have misinterpreted any of the above, or that foreign authorities take positions contrary to ours, we may incur liabilities that may differ materially from the amounts accrued in the accompanying consolidated financial statements.

From time to time we may be involved in litigation or other contingencies arising in the ordinary course of business. Except as set forth below, and based on the information presently available, management believes that there are no contingencies, claims or actions pending or threatened, the ultimate resolution of which will have a material adverse effect on our financial position, liquidity or results of operations.

On February 24, 2010, we received a letter from two holders of Series A Preferred Stock in HeartWare, Inc., an indirect subsidiary of HeartWare International, Inc. These holders requested various financial and other information regarding HeartWare, Inc. for the purpose of determining the Company’s compliance with their rights as holders of Series A Preferred Stock, including whether a liquidation event has occurred since inception in 2003. HeartWare, Inc. issued Series A-1 and Series A-2 Preferred Stock to certain equity holders of Kriton Medical, Inc. when HeartWare, Inc. purchased out of bankruptcy substantially all of the assets of Kriton in July 2003. The Series A-1 and Series A-2 Preferred Stock do not have voting or dividend rights but entitle the holders thereof to receive, upon certain liquidation events of HeartWare, Inc. (but not the liquidation of or change of control of HeartWare International, Inc.), an amount equal to $10 per share of Series A-1 and $21 per share of Series A-2. The aggregate liquidation preference payment obligation totals approximately $15 million.

On June 27, 2011, HeartWare International, Inc. and HeartWare, Inc., along with HeartWare’s directors, certain officers and a significant stockholder, were named as defendants in a putative class action lawsuit filed in Massachusetts state court by two other Series A Preferred Stockholders on behalf of all holders of Series A Preferred Stock. The complaint alleges that the defendants breached their fiduciary and contractual obligations to Series A Preferred Stockholders by preventing them from receiving a payment of the liquidation preference in connection with certain corporate transactions, including a transaction in 2005 in which HeartWare, Inc. was acquired by HeartWare Limited, a subsidiary of HeartWare International, Inc. The plaintiffs seek monetary damages, interest, costs and limited equitable relief. We do not believe HeartWare International, Inc., HeartWare, Inc. or any of our directors, officers or stockholders have abrogated the rights, or in any way failed to satisfy obligations owed to, any of our stockholders, including holders of Series A Preferred Stock. On September 12, 2011, the defendants served on plaintiffs a motion to dismiss the complaint with prejudice. On February 3, 2012, counsel for plaintiffs and defendants entered into a Memorandum of Understanding to settle the matter. Defendants have agreed to pay up to $1.1 million to participating putative class members in exchange for a full and unconditional release of all claims asserted in the litigation, including any and all claims arising from any right to receive a payment upon any liquidation or deemed liquidation event that has arisen or may arise in the future. We expect insurance to fund a significant portion of the settlement amount, although coverage is not assured. The settlement must be finally approved by the court following notice to putative class members.

In accordance with ASC 450 Contingencies, we accrue loss contingencies including costs of settlement, damages and defense related to litigation to the extent they are probable and reasonably estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range. As of December 31, 2011, we have determined that settlement of the litigation discussed above is probable and that the reasonably estimable settlement amount is $1.1 million. At December 31, 2011, we recorded a liability for the $1.1 million, a $0.2 million receivable from one of the co-defendants, who is a related party, and expense of $0.9 million.

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 16. Subsequent Events

We have evaluated events and transactions that occurred subsequent to March 31, 2012 through the date the financial statements were issued, for potential recognition or disclosure in the accompanying condensed consolidated financial statements. We did not identify any events or transactions that should be recognized or disclosed in the accompanying condensed consolidated financial statements.

Note 18. Subsequent Events

We have evaluated events and transactions that occurred subsequent to December 31, 2011 through the date the financial statements were issued, for potential recognition or disclosure in the accompanying consolidated financial statements.

Except as disclosed in Note 14, we did not identify any events or transactions that should be recognized or disclosed in the accompanying consolidated financial statements.

Other Balance Sheet Information	12 Months Ended
Dec. 31, 2011
Other Balance Sheet Information [Abstract]
Other Balance Sheet Information

Note 6. Other Balance Sheet Information

Other accrued liabilities consist of the following at December 31, 2011 and 2010:

	2011	2010
	(in thousands)
Accrued payroll and other employee costs	$6,274	$4,153
Accrued research and development costs	1,627	672
Accrued material purchases	1,332	256
Accrued litigation settlement	1,125	—
Accrued professional fees	1,100	577
Accrued VAT	390	648
Other accrued expenses	588	695

	$12,436	$7,001

Accrued payroll and other employee costs included year-end employee bonuses of approximately $4.4 million and $3.1 million at December 31, 2011 and 2010, respectively.

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

Note 8. Leases

On September 30, 2010, we amended and renewed our lease for our original facility in Miami Lakes, Florida. This facility contains our domestic operations and manufacturing. Under the amended lease, we maintained our existing space of approximately 59,000 square feet, extended the lease term to expire on June 30, 2013 and pay base rent of $9.00 per square foot starting in June 2011, subject to a 3% annual escalation thereafter. Under the amended lease, we have an option to renew for two additional three-year periods.

On December 9, 2010, we entered into a lease for a second facility in Miami Lakes, Florida as part of our planned expansion to support our efforts to prepare for U.S. commercialization. During 2011, we performed significant improvements on the facility and improvements will continue in the first quarter of 2012. Once completed, the facility will be used primarily for manufacturing, research and development and administrative functions. Under the lease, we rent approximately 131,000 square feet for a period ending February 28, 2022, with an option to renew for two five-year terms. The landlord will provide up to $1.75 million towards capital improvements of which $1.1 million had been provided as of December 31, 2011. Base rent will be $9.00 per square foot, payable starting March 1, 2012 and subject to a 3% annual escalation thereafter. A security deposit of $1.25 million was provided in the form of an unconditional stand-by letter of credit. The letter of credit is supported by a certificate of deposit for the same amount, which is included in other assets on our consolidated balance sheets. Under the provisions of the lease, subsequent to December 31, 2011, the security deposit was increased by $750,000.

On June 30, 2011, we amended and renewed our lease for our headquarters in Framingham, Massachusetts. Under the amended lease we began occupying additional space in the third quarter of 2011, increasing our total square footage from approximately 15,000 to 17,800. Base rent obligations increased to approximately $326,000 per year. The lease term expires on December 31, 2014 and we have an option to renew for an additional four-year period at fair market value, as defined in the lease agreement. We also have a right of first offer on an additional 3,002 square foot space in the building should it become available.

On November 1, 2011, we entered into a lease for a new facility in Sydney, Australia. This facility will replace our current facility in Australia that we are leasing month to month and will be used primarily for manufacturing, development and administrative functions. Under the lease, we rent approximately 15,100 square feet for a period ending October 31, 2014, with an option to renew for two three-year terms. Base rent obligations are approximately $190,000 per year payable starting February 1, 2012 and subject to a 3% annual escalation commencing November 1, 2012.

In addition to the leases discussed above, we have entered into various operating lease agreements for miscellaneous office space and equipment. The duration of these agreements is typically twenty-four to thirty-six months from origination. The aggregate base annual rental payment on these leases is less than $0.1 million.

Rent expense was approximately $2.1 million, $0.9 million and $0.9 million in 2011, 2010 and 2009, respectively. Future minimum rental commitments under non-cancelable operating lease agreements with remaining terms of at least one year as of December 31, 2011 are as follows:

Operating Leases
(in thousands)
Year Ending December 31,
2012	$2,211
2013	2,132
2014	1,841
2015	1,371
2016	1,412
Thereafter	9,411

Total minimum lease payments	$18,378

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 11. Income Taxes

The components of loss before income taxes for the years ended December 31, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
	(in thousands)
United States	$(49,243)	$(29,512)	$(20,205)
Non-U.S.	(5,812)	115	(704)

	$(55,055)	$(29,397)	$(20,909)

The effective tax rate of 0% differs from the statutory United States federal income tax rate of 35% for all periods presented due primarily to a full valuation allowance on deferred tax assets.

The primary components of net deferred tax assets and liabilities at December 31, 2011 and 2010 were as follows:

	2011	2010
	(in thousands)
Deferred tax assets:
U.S. losses carried forward	$52,681	$38,168
Non-U.S. losses carried forward	3,423	2,907

Total net operating losses carried forward	56,104	41,075
Equity awards	3,453	3,881
Other deferred tax assets	1,558	516

Gross deferred tax assets	61,115	45,472

Deferred tax liabilities:
Convertible debt	(18,617)	(20,737)

Net deferred tax assets	42,498	24,735
Less: valuation allowance	(42,498)	(24,735)

Net deferred tax asset/(liability)	$—	$—

FASB ASC 740—Income Taxes requires that a valuation allowance be established to reduce a deferred tax asset to its realizable value when it is more likely than not that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including the utilization of past tax credits and length of carry-back and carry-forward periods, reversal of temporary differences, tax planning strategies, our current and past performance, the market environment in which we operate, and the evaluation of tax planning strategies to generate future taxable income.

At December 31, 2011 and 2010, we had gross deferred tax assets in excess of deferred tax liabilities of $42.5 million and $24.7 million, respectively. We determined that it is not “more likely than not” that such assets will be realized, and as such have applied a valuation allowance of $42.5 million and $24.7 million as of December 31, 2011 and 2010, respectively, to reduce our net deferred tax assets to their estimated realizable value. The valuation allowance primarily relates to the deferred tax assets arising from operating loss carry-forwards. The valuation allowance on our net deferred tax assets increased by approximately $17.8 million for the year ended December 31, 2011, decreased by approximately $11.0 million for the year ended December 31, 2010 and increased by approximately $9.3 million for the year ended December 31, 2009.

We evaluate our ability to realize our deferred tax assets each period and adjust the amount of our valuation allowance, if necessary. If there is an ownership change, as defined under Internal Revenue Code Section 382, the use of operating loss and credit carry-forwards may be subject to limitation on use. We operate within multiple taxing jurisdictions and are subject to audit in those jurisdictions. Because of the complex issues involved, any claims can require an extended period to resolve.

Net operating losses representing excess tax benefits attributable to share based compensation are not included in the table of deferred tax assets and liabilities shown above because they have not been realized for financial statement purposes. Pursuant to ASC 718, excess tax benefits attributable to share based compensation will only be recorded to additional paid-in capital when they are realized through a reduction of taxes payable. As of December 31, 2011, the portion of the federal and state net operating loss related to share based compensation is approximately $11.5 million.

At December 31, 2011, we had net operating loss carry-forwards of approximately $155.6 million for U.S. federal and state income tax purposes that are available to offset future taxable income and begin to expire in the year 2025. We have foreign tax loss carry-forwards of approximately $14.3 million that do not expire. The adoption of ASC 740-10 Accounting for Uncertainty in Income Taxes has had no impact on the reported carry-forwards at December 31, 2011. Net operating loss carry-forwards will expire as follows:

Year of Expiration	Year Generated	U.S. Losses	Foreign Losses
		(in thousands)
Unlimited	2006	$—	$(3,968)
Unlimited	2007	—	(3,864)
Unlimited	2009	—	(1,829)
Unlimited	2010	—	(1,132)
Unlimited	2011	—	(3,524)
2025	2005	(10,975)	—
2026	2006	(13,460)	—
2027	2007	(17,344)	—
2028	2008	(23,929)	—
2029	2009	(20,544)	—
2030	2010	(29,580)	—
2031	2011	(39,784)	—

		$(155,616)	$(14,317)

Uncertain tax positions

The amount of unrecognized tax benefits as of December 31, 2011 and December 31, 2010 was $0. There have been no material changes in unrecognized tax benefits through December 31, 2011. The fiscal years 2006 through 2011 are considered open tax years in U.S. federal and state and Australian tax jurisdictions. In addition, 2011 and 2010 are considered open tax years for German and United Kingdom jurisdictions. At December 31, 2011, we were not under examination by any of these taxing authorities for the open tax years.

Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Guarantees

Note 15. Guarantees

On December 16, 2008, we entered into a Deed of Cross Guarantee (the “Deed”) by and among the Group’s then-existing entities—HeartWare International, Inc., HeartWare Pty. Limited (formerly HeartWare Limited) and HeartWare Inc.—whereby the companies have agreed to cross-guarantee each other’s liabilities. The Deed was established as a condition to obtaining financial reporting relief under ASIC Class Order 98/1418, which provides relief for us from the requirement to prepare and lodge audited accounts for HeartWare Pty. Limited in Australia. HeartWare International, Inc. is the holding entity, HeartWare, Inc. is the alternative Trustee and HeartWare Pty. Limited is a member of the Closed Group for purposes of the Class Order.

Retirement Savings Plan	12 Months Ended
Dec. 31, 2011
Retirement Savings Plan [Abstract]
Retirement Savings Plan

Note 16. Retirement Savings Plan

We have established a 401(k) plan in which substantially all of our U.S. employees are eligible to participate. Contributions made by employees are limited to the maximum allowable for U.S. federal income tax purposes. Beginning in April 2010, we commenced a matching program whereby we match employee contributions at a rate of 100% of applicable contributions up to 3% of included compensation plus 50% of applicable contributions up to the next 2% of included compensation. Our contributions to the 401(k) plan were approximately $0.5 million and $0.3 million for the years ended December 31, 2011 and 2010. We did not make any contributions to the plan in 2009.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information (Unaudited) [Abstract]
Quarterly Financial Information (Unaudited)

Note 17. Quarterly Financial Information (Unaudited)

The following table presents selected quarterly financial information for the periods indicated. This information has been derived from our unaudited quarterly consolidated financial statements, which in the opinion of management include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of such information. The quarterly per share data presented below was calculated separately and may not sum to the annual figures presented in the consolidated financial statements. These operating results are also not necessarily indicative of results for any future period.

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands, except per share data)
2011
Revenue, net	$17,975	$20,389	$21,340	$23,060
Gross profit	10,379	12,476	13,456	13,521
Net loss	(9,431)	(10,096)	(13,964)	(21,564)
Net loss per common share—basic and diluted (1)	$(0.68)	$(0.73)	$(1.00)	$(1.53)
Weighted average shares outstanding—basic and diluted	13,901	13,923	13,948	14,063

2010
Revenue, net	$10,703	$9,757	$13,817	$20,887
Gross profit	5,023	5,464	7,814	12,422
Net loss	(4,544)	(9,982)	(7,844)	(7,027)
Net loss per common share—basic and diluted (1)	$(0.35)	$(0.73)	$(0.57)	$(0.51)
Weighted average shares outstanding—basic and diluted	12,958	13,683	13,753	13,874

(1)	Net loss per common share for each quarter is computed using the weighted-average number of shares outstanding during that quarter while net loss per common share for the full year is computed using the weighted-average number of shares outstanding during the year. Thus, the sum of the four quarters’ net loss per common share may not equal the full-year loss per share.

Significant amounts in per quarter information listed above include:

•	Net loss for the quarter ended March 31, 2011 included $2.9 million of share-based compensation expense, $2.6 million of interest expense and $0.6 million of foreign exchange gains.

•	Net loss for the quarter ended June 30, 2011 included $3.5 million of share-based compensation expense and $2.6 million of interest expense.

•	Net loss for the quarter ended September 30, 2011 included $3.6 million of share-based compensation expense, $2.7 million of interest expense and $1.4 million of foreign exchange losses.

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Net loss for the quarter ended December 31, 2011 included $3.2 million of share-based compensation expense, $2.7 million of interest expense, $1.6 million of foreign exchange losses and $0.9 million related to an accrual for a potential litigation settlement.

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Net loss for the quarters ended March 31, June 30, September 30 and December 31, 2010 include approximately $1.7 million, $4.3 million, $2.6 million and $2.0 million, respectively, of share-based compensation expense.